Exhibit 10.13

ELEVENTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

This eleventh AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this “Eleventh Amendment”) is entered into effective as of February 4, 2013, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.

WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2006, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 28, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 24, 2008, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2009, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of January 14, 2010, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 26, 2010, that certain Waiver and Seventh Amendment to Second Amended and Restated Credit Agreement dated as of April 15, 2011, that certain Eighth Amendment to Second Amended and Restated Credit Agreement dated as of May 31, 2011, that certain Ninth Amendment to Second Amended and Restated Credit Agreement dated as of September 7, 2011, and that certain Tenth Amendment to Second Amended and Restated Credit Agreement and Consent dated as of May 22, 2012 (as amended, and as further renewed, extended, amended or restated, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent that (a) the MLP and Martin Midstream Finance Corp., a Delaware corporation and a wholly-owned Subsidiary of the MLP (“Finance Corp”), intend to co-issue unsecured notes in an aggregate amount of up to $250,000,000 (the “Unsecured Notes”), (b) on March 20, 2012, the Borrower formed a wholly-owned Subsidiary, MOP Midstream Holdings LLC, a Delaware limited liability company (“MOP Midstream”), to hold an Investment in a Permitted Joint Venture, Caliber Gathering LLC (“Caliber”), without delivering a Guaranty and other Collateral Documents required under Sections 6.15 and 6.17 of the Credit Agreement and in violation of certain restrictions on Investments in Section 7.02(a) of the Credit Agreement, (c) on August 1, 2012, Prism Gas Systems I., L.P., sold all of its membership interests in Prism Gulf Coast Systems, L.L.C. (“Prism Gulf Coast”) to Prism Midstream LLC (the “Prism Transaction”) in violation of Section 7.07(c) of the Credit Agreement (due to the existence of the Event of Default described in clause (b) above on such date), and (d) on December 26, 2012, Prism Gas Systems I, L.P., Prism Gas Systems GP, L.L.C., Prism Liquids Pipeline LLC, McLeod Gas Gathering and Processing Company, L.L.C., and Woodlawn Pipeline Co., Inc. (collectively, the “Dissolved Loan Parties”) were dissolved in violation of Section 6.05(a) of the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and Required Lenders (a) amend the Credit Agreement to make certain changes reflected herein to permit Finance Corp to co-issue the Unsecured Notes, and (b) waive the Events of Default resulting, directly or indirectly, from (i) the Borrower's Investment in MOP Midstream and MOP Midstream's Investment in Caliber (including those resulting from the Borrower's and MOP Midstream's failure to comply with Sections 6.15 and 6.17 of the Credit Agreement), (ii) the Prism Transaction, (iii) the dissolution of the Dissolved Loan Parties, (iv) incorrect representations and warranties made by the Borrower under Sections 5.01(a) and 5.07 of the Credit Agreement, and (v) the Borrower's failure to provide notice to the Administrative Agent of such Events of Default as required by Section 6.03(a) of the Credit Agreement; and

WHEREAS, the Administrative Agent and Required Lenders have agreed to such requests, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Definitions. Unless otherwise defined in this Eleventh Amendment, terms used in this Eleventh Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Eleventh Amendment.

SECTION 2.Amendment to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 of this Eleventh Amendment, clause (d) of Section 7.04 of the Credit Agreement (Indebtedness) is hereby amended by adding “, Martin Midstream Finance Corp., a Delaware corporation,” after “Borrower” in the first line thereof.

SECTION 3. Limited Waiver.

(a)Subject to satisfaction of the conditions precedent set forth in Section 4 of this Eleventh Amendment, the Administrative Agent and Required Lenders hereby waive (i) the Events of Default under Sections 8.01(b) and 8.01(c) of the Credit Agreement resulting from the Borrower's Investment in MOP Midstream, MOP Midstream's Investment in Caliber, and MOP Midstream's failure to execute and deliver a Guaranty and other Collateral Documents in accordance with Sections 6.15 and 6.17 of the Credit Agreement, (ii) the Event of Default under Section 8.01(b) of the Credit Agreement resulting from the consummation of the Prism Transaction during the existence of an Event of Default in violation of Section 7.07(c) of the Credit Agreement, and the provisions of Section 7.07 of the Credit Agreement to the extent required to permit the Prism Transaction, (iii) the Events of Default under Sections 8.01(c) and 8.01(l) of the Credit Agreement resulting from the dissolution of the Dissolved Loan Parties, (iv) the Event of Default under Section 8.01(d) of the Credit Agreement resulting from inaccurate representations and warranties in Sections 5.01(a) and 5.07 of the Credit Agreement made with respect to the matters in this clause (a), and (v) the Event of Default under Section 8.01(b) of the Credit Agreement resulting from the Borrower's failure to provide notice to the Administrative Agent of the foregoing Events of Default in accordance with Section 6.03(a) of the Credit Agreement.

(b)The limited waiver set forth herein is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Loan Documents or any of the other instruments or agreements referred to therein, (ii) be a waiver of any other or future Event of Default under the Credit Agreement or any other Loan Document, (iii) prejudice any right or rights that any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other instruments, agreements or other documents referred to therein, or (iv) constitute any course of dealing or other basis for altering any obligation of the Borrower or any other Loan Party under the Credit Agreement and other Loan Documents or any right, privilege or remedy of the Administrative Agent or any Lender under the Credit Agreement and other Loan Documents.

SECTION 4.Conditions of Effectiveness. This Eleventh Amendment shall not be effective until the date (such date, the “Eleventh Amendment Effective Date”) each of the following conditions precedent has been satisfied in full:

(a)the Administrative Agent has received a counterpart of this Eleventh Amendment executed by each of the parties hereto (which may be by telecopy or other electronic transmission);

(b)the Administrative Agent has received a Guaranty and Subsidiary Security Agreement executed by MOP Midstream, and evidence that MOP Midstream has used commercially reasonable efforts to obtain an Acknowledgment of Pledge from Centerpoint Energy Field Services, LLC (“Centerpoint”);

(c)the Administrative Agent has received such certificates of resolutions or other action, incumbency certificates and/or other certificates of officers of MOP Midstream as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each officer thereof authorized to act in connection with the Loan Documents to which MOP Midstream is a party;

(d)the Administrative Agent has received such evidence as the Administrative Agent may reasonably require to verify that MOP Midstream is duly organized or formed, validly existing, and in good standing in the jurisdiction of its organization;

(e)the Administrative Agent has received such Lien searches as the Administrative Agent shall have requested, and such termination statements or other documents as may be necessary to confirm that the Collateral owned by MOP Midstream is subject to no other Liens in favor of any Persons (other than Permitted Liens) or evidence that releases of such other Liens shall be filed contemporaneously with or after the Eleventh Amendment Effective Date;

(f)the Administrative Agent has received an opinion from Sidley Austin LLP, counsel to the Loan Parties, in form and substance satisfactory to Administrative Agent, with respect to the Guaranty and other Collateral Documents executed by MOP Midstream;

(g)the Administrative Agent has received a certificate signed by a Responsible Officer of the Borrower certifying that, after giving effect to this Eleventh Amendment, (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing as of such date;

(h)the Borrower has paid any fees, including payment of reasonable Attorney Costs of the Administrative Agent, due and payable on the Eleventh Amendment Effective Date; and

(i)the Administrative Agent has received such other documents as may be reasonably required by the Administrative Agent.

SECTION 5.Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to enter into this Eleventh Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Required Lender that:

(a)This Eleventh Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors' rights generally and to general principles of equity).

(b)The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Eleventh Amendment Effective Date, after giving effect to this Eleventh Amendment, as if made on and as of the Eleventh Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

(c)As of the date hereof, after giving effect to this Eleventh Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6.Effect of Amendment.

(a)    This Eleventh Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Eleventh Amendment. Except as otherwise expressly provided by this Eleventh Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Eleventh Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)    Each of the undersigned Guarantors is executing this Eleventh Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Eleventh Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Eleventh Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Eleventh Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

SECTION 7.Miscellaneous. This Eleventh Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Eleventh Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Eleventh Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Eleventh Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Eleventh Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Eleventh Amendment.

SECTION 8.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS ELEVENTH Amendment) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 9.Additional Further Assurances.

(a)MOP Midstream agrees to deliver to the Administrative Agent an Acknowledgment of Pledge executed by Centerpoint by February 28, 2013 (or such later date as the Administrative Agent shall agree).

(b)Each of the parties hereto agrees to execute from time to time such further documents as may be necessary to implement the terms of this Eleventh Amendment.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER]

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER]

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER]

REDBIRD GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By:
/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER]

MOP MIDSTREAM HOLDINGS LLC,
a Delaware limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:    /s/ Rodica Dutka
Name:    Rodica Dutka
Title:    Manager, Agency

ROYAL BANK OF CANADA, as a Lender and as L/C Issuer

By:    /s/ Jason S. York
Jason S. York
Authorized Signatory

Wells Fargo Bank, N.A., as Syndication Agent and a Lender

By:    /s/ Thomas E. Stelmar
Name:    Thomas E. Stelmar
Title:    Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agent and a Lender

By:    /s/ Sanjay Remond
Name:    Sanjay Remond
Title:    Authorized Signatory

REGIONS BANK, as Co-Documentation Agent and a Lender

By:    /s/ David Valentine
Name:    David Valentine
Title:    Vice President

UBS LOAN FINANCE, LLC, as Co-Documentation Agent and a Lender

By:    /s/ Lana Gifas
Name:    Lana Gifas
Title:    Director

By:    /s/ Joselin Fernandes
Name:    Joselin Fernandes
Title:    Associate Director

[SIGNATURE PAGE TO THE ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER]

SUNTRUST BANK, as a Lender

By:    /s/ Carmen Malizia
Name:    Carmen Malizia
Title:    Vice President

COMPASS BANK, as a Lender

By:    /s/ Stephanie L. Cox
Name:    Stephanie L. Cox
Title:    Sr. Vice President

COMERICA BANK, as a Lender

By:    /s/ Brian Enzler
Name:    Brian Enzler
Title:    Vice President

CADENCE BANK, N.A.

By:    /s/ Steven Taylor
Name:    Steven Taylor
Title:    Vice President

ABN AMRO CAPITAL USA LLC

By:    /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

By:    /s/ Casey Lowary
Name:    Casey Lowaly
Title:    Managing Director

BANK OF AMERICA, N.A., as a Lender

By:    /s/ Julie Castano
Name:    Julie Castano
Title:    Senior Vice President

CITIBANK, N.A., as a Lender

By:    /s/ Daniel A. Davis
Name:    Daniel A. Davis
Title:    SVP

[SIGNATURE PAGE TO THE ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER]

NATIXIS, as a Lender

By:    /s/ Daniel Payer
Name:    Daniel Payer
Title:    Managing Director

By:    /s/ Louis P. Laville, III
Name:    Louis. P. Laville, III
Title:    Director

RAYMOND JAMES BANK, FSB, as a Lender

By:    /s/ Scott G. Axelrod
Name:    Scott G. Axelrod
Title:    Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:    /s/ Devon J. Lang
Name:    Devon J. Lang
Title:    Vice President

[SIGNATURE PAGE TO THE ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER]